Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of reconciliation of cash, cash equivalents and restricted cash - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule of reconciliation of cash, cash equivalents and restricted cash [Abstract]
Cash and cash equivalents		$ 66,645	$ 213,468
Restricted bank deposit	[1]	127	316
Total cash, cash equivalents and restricted cash shown in the statement of cash flows		$ 66,772	$ 213,784

[1]	As of December 31, 2021, the Company’s restricted cash consisted of a bank deposit that was denominated in New Israeli Shekel. Restricted deposit is presented at cost including accrued interest. This bank deposit is used as security for credit card use and collateralizing the Company’s lease contracts